    As filed with the Securities and Exchange Commission on October 17, 2000

                           Registration No. 333-49249
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         POST EFFECTIVE AMENDMENT NO. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                              MEDI-JECT CORPORATION
             (Exact name of registrant as specified in its charter)

                    MINNESOTA                         41-1350192
         (State or other jurisdiction of   (I.R.S Employer Identification No.)
          incorporation or organization)


                          161 CHESHIRE LANE, SUITE 100
                          MINNEAPOLIS, MINNESOTA 55441
                                 (612) 475-7700

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)



         FRANKLIN PASS, M.D.                  Copy to: IVY BERNHARDSON, ESQ.
        MEDI-JECT CORPORATION                  LEONARD, STREET AND DEINARD
     161 CHESHIRE LANE, SUITE 100          150 SOUTH FIRST STREET, SUITE 2300
     MINNEAPOLIS, MINNESOTA 55441             MINNEAPOLIS, MINNESOTA 55402
          (612) 475-7700                            (612) 335-1822

            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

         This Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-49249) of Medi-Ject Corporation is being filed to de-register 15,232 shares of our common stock (which number of shares is without regard to the stock split that occurred subsequent to the effective date of the registration statement), which shares remain unsold as of the opening of business on October 16, 2000. The terms of the offering are described in the prospectus which was filed as a part of the registration statement.

                        SIGNATURES AND POWERS OF ATTORNEY

         Pursuant to the requirements of the Securities Act of 1933, Medi-Ject Corporation has duly caused this Post-Effective Amendment No. 1 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on October 17, 2000.

                                        Medi-Ject Corporation


                                        By: /S/ FRANKLIN PASS, M.D.
                                            ------------------------------------
                                            Franklin Pass, M.D.
                                            Chairman and Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated.


   SIGNATURE                     TITLE
   ---------                     -----

/S/ FRANKLIN PASS, M.D.                                                       }
---------------------------     President, Chief Executive Officer and        }
   Franklin Pass, M.D.           Director (principal executive officer)       }
                                                                              }
                                                                              }

/S/ KENNETH EVENSTAD                                                          }
---------------------------     Director                                      }
   Kenneth Evenstad                                                           }
                                                                              }
                                                                              }By:  /S/ FRANKLIN  PASS, M.D.
                                                                                    -------------------------
/S/ GEOFFREY GUY                                                              }     Franklin Pass, M.D., as
---------------------------     Director                                      }     attorney-in-fact under
   Geoffrey Guy                                                               }     Powers of Attorney dated
                                                                              }     March 16, 1998.
                                                                              }
/S/ FRED SHAPIRO, M.D.                                                        }
---------------------------     Director                                      }
   Fred Shapiro, M.D.                                                         }
                                                                              }
                                                                              }
/S/ STANLEY GOLDBERG                                                          }
---------------------------     Director                                      }
   Stanley Goldberg                                                           }
                                                                              }
                                                                              }
/S/ KARL GROTH                                                                }
---------------------------     Director                                      }
   Karl Groth                                                                 }


/S/ LAWRENCE M. CHRISTIAN
---------------------------   Vice President - Finance and Administration
   Lawrence M. Christian      Chief Financial Officer
                              (principal financial & accounting officer)